Supplement dated June 15, 2021
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following Fund:
Fund	Prospectus and Summary Prospectus Dated	SAI Dated
Columbia Funds Series Trust II
Columbia Disciplined Value Fund (the Fund)	12/1/2020	6/1/2021
Effective immediately, the information under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	2019
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	June 2021
The rest of the section remains the same.
Effective immediately, the information under the subsection “Primary Service Providers – Portfolio Managers” in the “More Information About the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Raghavendran Sivaraman, Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	2019
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2014
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	June 2021
Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007.  Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.
Mr. Albanese joined the Investment Manager in August 2014. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.
Mr. Nusinzon joined the Investment Manager in October 2020. Prior to joining the Investment Manager, Mr. Nusinzon was a Director and a Lead Portfolio Manager at PanAgora Asset Management. Mr. Nusinzon began his investment career in 1997 and earned a B.S.E. from the University of Pennsylvania and an M.B.A. from the Chicago Booth School of Business.
The rest of the section remains the same.
SUP179_07_005_(06/21)

Effective immediately, the information under the subsection "The Investment Manager and Subadvisers – Portfolio Managers" in the "Investment Management and Other Services" section of the SAI is hereby superseded and replaced with the following:

Other Accounts Managed (Excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**	Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
For Funds with fiscal year ending July 31 – Information is as of July 31, 2020, unless otherwise noted
Disciplined Value Fund	Peter Albanese	6 RICs 1 PIV 63 other accounts	$11.94 billion $29.08 million $8.63 billion	1 other account ($282.62 M)	$10,001– $50,000(b)	Columbia Management	Columbia Management
	Raghavendran Sivaraman	16 RICs 20 other accounts	$12.03 billion $8.63 billion	1 other account ($282.62 M)	$10,001– $50,000(b)
	Oleg Nusinzon(k)	7 other accounts	$0.97 million	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b)	Notional investments through a deferred compensation account.
(k)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of May 31, 2021.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP179_07_005_(06/21)